UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE
ACT OF 1934

Date of Report (Date of earliest event reported): June 5, 2014 (May 30, 2014)

Behringer Harvard Opportunity REIT II, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Maryland	000-53650	20-8198863
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

15601 Dallas Parkway, Suite 600, Addison, Texas 75001
(Address of principal executive offices)
(Zip Code)

(866) 655-3600
(Registrant’s telephone number, including area code)

None
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01                                           Completion of Acquisition or Disposition of Assets.

On May 30, 2014, Behringer Harvard 1875 Lawrence, LLC, a wholly-owned subsidiary of Behringer Harvard Opportunity REIT II, Inc. (which may be referred to as the “Registrant”, “we”, “our”, or “us”) sold a 15-story office building totaling 192,000 square feet located in Denver, Colorado (“1875 Lawrence”), to an unaffiliated third party.  The contract sales price was $46.7 million.  A portion of the proceeds from the sale of the asset were used to pay off in full the existing indebtedness of approximately $15.6 million secured by the property.  We acquired 1875 Lawrence on October 28, 2008.

ITEM 9.01                                  FINANCIAL STATEMENTS AND EXHIBITS.

Behringer Harvard Opportunity REIT II, Inc.

Unaudited Pro Forma Consolidated Financial Information

On May 30, 2014, we sold the property to an unaffiliated entity for a contract sales price of $46.7 million.  A portion of the proceeds from the sale of the asset were used to pay off in full the existing indebtedness of approximately $15.6 million secured by the property.

The following unaudited pro forma consolidated financial information gives effect to the disposition of 1875 Lawrence.  In our opinion, all material adjustments necessary to reflect the effects of the above transaction have been made.

Behringer Harvard Opportunity REIT II, Inc.

Unaudited Pro Forma Consolidated Balance Sheet

As of March 31, 2014

(in thousands, except shares)

The following unaudited Pro Forma Consolidated Balance Sheet is presented as if we had disposed of 1875 Lawrence as of March 31, 2014.  This Pro Forma Consolidated Balance Sheet should be read in conjunction with our Pro Forma Consolidated Statement of Operations and our historical financial statements and notes thereto as filed in our quarterly report on Form 10-Q for the three months ended March 31, 2014.  The Pro Forma Consolidated Balance Sheet is unaudited and is not necessarily indicative of what the actual financial position would have been had we completed the above transaction on March 31, 2014, nor does it purport to represent our future financial position.

	March 31, 2014	Pro Forma
	As Reported	Adjustments	Pro Forma
	(a)	(b)	March 31, 2014
Assets
Real estate
Land and improvements, net	$65,377	$(9,000)	$56,377
Buildings and improvements, net	218,620	(25,069)	193,551
Real estate under development	316	—	316
Total real estate	284,313	(34,069)	250,244

Cash and cash equivalents	93,204	30,074	123,278
Restricted cash	4,956	(240)	4,716
Accounts receivable, net	2,187	(557)	1,630
Prepaid expenses and other assets	1,277	—	1,277
Investment in unconsolidated joint venture	12,112	—	12,112
Furniture, fixtures and equipment, net	7,757	—	7,757
Deferred financing fees, net	2,964	(392)	2,572
Lease intangibles, net	1,493	(419)	1,074
Total assets	$410,263	$(5,603)	$404,660

Liabilities and Equity
Notes payable	$211,446	$(15,621)	$195,825
Accounts payable	695	—	695
Payables to related parties	1,263	(5)	1,258
Acquired below-market leases, net	294	—	294
Distributions payable to noncontrolling interest	56	—	56
Accrued and other liabilities	6,901	(747)	6,154
Total liabilities	220,655	(16,373)	204,282

Commitments and contingencies

Equity
Preferred stock, $.0001 par value per share; 50,000,000 shares authorized, none outstanding	—	—
Convertible stock, $.0001 par value per share; 1,000 shares authorized, 1,000 outstanding	—	—
Common stock, $.0001 par value per share; 350,000,000 shares authorized, 26,002,347 and 25,015,980 shares issued and outstanding at March 31, 2014 and December 31, 2013, respectively	3	—	3
Additional paid-in capital	232,786	—	232,786
Accumulated distributions and net income (loss)	(52,404)	10,770	(41,634)
Accumulated other comprehensive income	539	—	539
Total Behringer Harvard Opportunity REIT II, Inc. equity	180,924	10,770	191,694
Noncontrolling interest	8,684	—	8,684
Total equity	189,608	10,770	200,378
Total liabilities and equity	$410,263	$(5,603)	$404,660

See Notes to Unaudited Pro Forma Consolidated Financial Statements.

Behringer Harvard Opportunity REIT II, Inc.

Unaudited Pro Forma Consolidated Statement of Operations

For the Three Months Ended March 31, 2014

(in thousands, except per share amounts)

The following unaudited Pro Forma Consolidated Statement of Operations is presented as if we had disposed of 1875 Lawrence as of January 1, 2013.  This Pro Forma Consolidated Statement of Operations should be read in conjunction with our historical financial statements and notes thereto as filed in our quarterly report on Form 10-Q for the three months ended March 31, 2014.  The Pro Forma Consolidated Statement of Operations does not include nonrecurring items, is unaudited and is not necessarily indicative of what the actual results of operations would have been had we completed the above transaction on January 1, 2013 nor does it purport to represent our future operations.

	Three Months Ended
	March 31, 2014	Pro Forma	Pro Forma
	as Reported	Adjustments	Three Months Ended
	(a)	(b)	March 31, 2014
Revenues
Rental revenue	$7,881	$(582)	$7,299
Hotel revenue	4,364	—	4,364
Total revenues	12,245	(582)	11,663

Expenses:
Property operating expenses	2,724	(339)	2,385
Hotel operating expenses	3,022	—	3,022
Interest expense, net	2,063	(278)	1,785
Real estate taxes	1,413	(175)	1,238
Property management fees	427	(23)	404
Asset management fees	970	—	970
General and administrative	859	—	859
Depreciation and amortization	3,662	(392)	3,270
Total expenses	15,140	(1,207)	13,933

Interest income, net	46	3	49

Loss from continuing operations	(2,849)	628	(2,221)

Noncontrolling interest in continuing operations	(35)	—	(35)
Net loss attributable to the Company	$(2,884)	$628	$(2,256)

Loss per share from continuing operations	$(0.11)		$(0.09)
Weighted average shares outstanding	26,011		26,011

See Notes to Unaudited Pro Forma Consolidated Financial Statements.

Behringer Harvard Opportunity REIT II, Inc.

Unaudited Pro Forma Consolidated Statement of Operations

For the Year Ended December 31, 2013

(in thousands, except per share amounts)

The following unaudited Pro Forma Consolidated Statement of Operations is presented as if we had disposed of 1875 Lawrence as of January 1, 2013.  This Pro Forma Consolidated Statement of Operations should be read in conjunction with our historical financial statements and notes thereto as filed in our annual report on Form 10-K for the year ended December 31, 2013.  The Pro Forma Consolidated Statement of Operations does not include nonrecurring items, is unaudited and is not necessarily indicative of what the actual results of operations would have been had we completed the above transaction on January 1, 2013 nor does it purport to represent our future operations.

	Year Ended
	December 31, 2013	Pro Forma	Pro Forma
	as Reported	Adjustments	Year Ended
	(a)	(b)	December 31, 2013

Revenues
Rental revenue	$28,517	$(2,851)	$25,666
Hotel revenue	14,872	—	14,872

Total revenues	43,389	(2,851)	40,538

Expenses:
Property operating expenses	9,792	(1,360)	8,432
Hotel operating expenses	11,363	—	11,363
Interest expense, net	7,844	(1,113)	6,731
Real estate taxes	4,716	(705)	4,011
Property management fees	1,521	(112)	1,409
Asset management fees	3,478	—	3,478
General and administrative	4,243	—	4,243
Acquisition expense	3,998	—	3,998
Depreciation and amortization	13,978	(1,629)	12,349
Total expenses	60,933	(4,919)	56,014

Interest income, net	128	7	135
Other income	46	—	46

Loss from continuing operations before income taxes	(17,370)	2,075	(15,295)
Provision for income taxes	(183)	—	(183)

Loss from continuing operations	(17,553)	2,075	(15,478)

Noncontrolling interest in continuing operations	577	—	577

Net loss attributable to the Company	$(16,976)	$2,075	$(14,901)

Loss per share from continuing operations	$(0.65)		$(0.57)
Weighted average shares outstanding	26,035		26,035

See Notes to Unaudited Pro Forma Consolidated Financial Statements.

Behringer Harvard Opportunity REIT II, Inc.

Unaudited Notes to Pro Forma Consolidated Financial Statements

Unaudited Pro Forma Consolidated Balance Sheet

a.              Reflects our historical balance sheet as of March 31, 2014.

b.              Reflects our disposition of 1875 Lawrence on May 30, 2014.  Amounts represent the necessary adjustments to remove the assets and liabilities sold to the buyer as a result of the disposition.

Unaudited Pro Forma Consolidated Statement of Operations for Three Months Ended March 31, 2014

a.              Reflects our historical operations for the three months ended March 31, 2014.

b.              Reflects the historical revenues and expenses of 1875 Lawrence, including property management fees, and depreciation and amortization associated with the property.

Unaudited Pro Forma Consolidated Statement of Operations for Year Ended December 31, 2013

a.              Reflects our historical operations for the year ended December 31, 2013.

b.              Reflects the historical revenues and expenses of 1875 Lawrence, including property management fees, depreciation and amortization associated with the property.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BEHRINGER HARVARD OPPORTUNITY REIT II, INC.

Dated: June 5, 2014	By:	/s/ Andrew J. Bruce
Andrew J. Bruce
Chief Financial Officer